--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------
IN RE:                              )   DEBTOR IN POSSESSION OPERATING REPORT
                                    )
  SUPERIOR NATIONAL INSURANCE GROUP )  REPORT NUMBER 9               PAGE 1 of 3
                                    )           FOR THE PERIOD FROM: 01-Dec-00
                             DEBTOR )                            TO: 31-Dec-00
                                    )  -----------------------------------------
------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM   )
------------------------------------



1. Profit and Loss Statement                                      Please see Attached Schedule A

A. Related to Business Operations:
     Gross Sales                                               ________________
     Less Sales Returns and Discounts                          ________________
       Net Sales                                                               _____________
     Less: Cost of Goods Sold
       Beginning Inventory at Cost                             ________________
       Add: Purchases                                          ________________
       Less: Ending Inventory at Cost                          ________________
           Cost of Goods Sold                                                  _____________
     Gross Profit                                                                           ______________

     Other Operating Revenue (Specify)                                                      ______________

Less: Operating Expenses
     Officer Compensation                                      ________________
     Salaries & Wages - Other Employees                        ________________
       Total Salaries & Wages                                                  _____________
       Employee Benefits                                                       _____________
     Payroll Taxes                                             ________________
     Real Estate Taxes                                         ________________
     Federal and State Income Taxes                            ________________
       Total Taxes                                                             _____________
     Rent and Lease Exp. (Real and Personal Property)          ________________
     Interest Expense (Mortgage, Loan, etc.)                   ________________
     Insurance                                                 ________________
     Automobile Expense                                        ________________
     Utilities (Gas, Electric, Water, Telephone, etc.)         ________________
     Depreciation and Amortization                             ________________
     Repairs and Maintenance                                   ________________
     Advertising                                               ________________
     Supplies, Office Expenses, Photocopies, etc.              ________________
     Bad Debts                                                 ________________
     Miscellaneous Operating Expenses (Specify)                ________________
       Total Operating Expenses                                                _____________

     Net Gain/(Loss) from Business Operations                                               ______________

B. Not Related to Business Operations                                                       ______________
     Income:
       Interest Income                                                         _____________
       Other Non-Operating Revenues (Specify)                                  _____________
       Gross Proceeds on Sale of Assets                        ________________
       Less: Original Cost of Assets plus Expenses of Sale     ________________
           Net Gain/(Loss) on Sale of Assets                                   _____________
       Total Non-Operating Income                                                           ______________
     Expenses Not Related to Business Operations:
       Legal and Professional Fees                                             _____________
       Other Non-Operating Revenues (Specify)                                  _____________
          Total Non-Operating Expenses                                                      ______________

     NET INCOME/(LOSS) FOR PERIOD                                                           ==============

--------------------------------------------------------------------------------
Revised April 1989               OPERATING REPORT                          UST-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DEBTOR IN POSSESSION OPERATING REPORT NO.9
--------------------------------------------------------------------------------
                                                                     Page 2 of 3


2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                    --------------------------------------------
                                    Accounts Payable     Accounts Receivable
                                    --------------------------------------------
Current      Under 30 days                        $0                          $0
Overdue      31-60 days                           $0                          $0
Overdue      61-90 days                 PLEASE SEE ATTACHED SCHEDULE B
Overdue      91-120 days                          $0                          $0
Overdue      121+ days                            $0                          $0
Total                                             $0                          $0
                                    --------------------------------------------

3. Statement of Status of Payments to Secured Creditors and Lessors:

--------------------------------------------------------------------------------------------------------------
                                                                                            Post-Petition
                        Frequency of                                                      Payments Not Made
                        Payments per           Amount of                               -----------------------
Credit/Lessor          Lease/Contract         Each Payment       Next Payment Due      Number           Amount
--------------------------------------------------------------------------------------------------------------
                  SEE ATTACHED SCHEDULE C

--------------------------------------------------------------------------------------------------------------

4. Tax Liability

                  Gross Payroll Expense For Period                  $195,234
                  Gross Sales for Period Subject to Sales Tax       $      0

                                          ---------------------------------------------------------------
                                                                                      Post Petition Taxes
                                               Date Paid             Amount Paid*         Still Owing
                                          ---------------------------------------------------------------
Federal Payroll and Withholding Taxes     12/15/00 & 12/31/00          $56,250                0
State Payroll and Withholding Taxes       12/15/00 & 12/31/00          $11,498                0
State Sales and Use Tax                           N/A                     $0                 N/A
Real Property Taxes                               N/A                     $0                 N/A
                                          ---------------------------------------------------------------

            ALL PAYROLL TAXES PAID BY ADP
            * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5. Insurance Coverage

                                             ---------------------------------------------------------------------------
                                                 Carrier/             Amount of           Policy            Premium Paid
                                                  Agent               Coverage           Exp. Date            Thru Date
                                             ---------------------------------------------------------------------------
Worker's Compensation                        See Schedule D
Liability                                    See Schedule E
Fire and Extended Coverage                   See Schedule E
Property                                     See Schedule E
Theft                                        See Schedule E
Life (Beneficiary:______________)            See Schedule E
Vehicle                                      See Schedule E
Other                                        See Schedule E
                                             ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
            DEBTOR IN POSSESSION OPERATING REPORT NO. 9
--------------------------------------------------------------------------------
                                                                     Page 3 of 3


6. Questions:

      A. Has the Debtor provided to the officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

            ______: Yes  Explain:_______________________________________________
            ___X__: No

      B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

            ______: Yes  Explain:_______________________________________________
            ___X__: No

7.    Statement of Unpaid Professional Fees (Post-Petition Only)

              ------------------------------------------------------------
                                                Type         Post-Petition
              Name of Professional          Professional      Unpaid Total
              ------------------------------------------------------------

                See Schedule F

              ------------------------------------------------------------

8. Narrative Report Of Significant Events And Events Out Of The Ordinary Course of Business:

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

---------------------------------------------------------------------------------------------------------------
                         Quarterly
     Quarterly         Disbursements    Quarterly                                                  Quarterly
   Period Ending        for Quarter        Fee       Date Paid     Amount Paid      Check No.   Fee Still Owing
---------------------------------------------------------------------------------------------------------------
     12/31/2000        $714,676.00      $3,750.00                     $0.00                        $3,750.00
---------------------------------------------------------------------------------------------------------------

I, Alex Corbett/CFO (name/title), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated: 2/26/01                           Signed: /s/ Alex Corbett
       -------                                   -------------------------------

SCHEDULE A

                            SNIG, BIG, SNIA and SNIS
                             Schedule of Operations
                        One Month ended December 31, 2000
                        [Bankruptcy filed April 26, 2000]
                                   (unaudited)

(In thousands)                                                                                                         Consolidated
                                                     SNIG          BIG        SNIA         SNIS       Elimination         Total
                                                    -------     -------      -------      -------     -----------     -------------
Revenues:

Commission income                                   $    --     $    --      $    --      $   363      $       --       $     363

Net Investment income                                    25          (3)           4           97              --             123
                                                    -------     -------      -------      -------      ----------       ---------
  Total Revenues                                         25          (3)           4          460              --             486
                                                    -------     -------      -------      -------      ----------       ---------
Expenses:

Interest expense                                      1,252          --           --           --              --           1,252

Bad debt expense                                         --          --           --          338(A)           --             338

General and administrative
  Other                                                (469)        (19)         205        1,075              --             792
                                                    -------     -------      -------      -------      ----------       ---------
  Total Expenses                                        783         (19)         205        1,413              --           2,382
                                                    -------     -------      -------      -------      ----------       ---------

Income (loss) before income taxes and preferred
  securities dividends and accretion                   (758)         16         (201)        (953)             --          (1,896)

Income tax (benefit) expense                             61          --           --           --              --              61
                                                    -------     -------      -------      -------      ----------       ---------
Income (loss) before preferred securities
  dividends and accretion                              (819)         16         (201)        (953)             --          (1,957)

Preferred securities dividends and accretion         (1,396)         --           --           --              --          (1,396)

Expenses not related to business operations:
  Legal and Professional Fees                           308(B)       --           --           --              --             308
  Other non-operating expenses                           --          --           --           --              --              --
                                                    -------     -------      -------      -------      ----------       ---------
                                                     (1,907)         16         (201)        (953)             --          (3,045)

Equity in net income (loss) from subsidiaries        (1,133)     (1,148)          --           --           2,286               5
                                                    -------     -------      -------      -------      ----------       ---------
  Net (Loss) Income                                 $(3,040)    $(1,132)     $  (201)     $  (953)     $    2,286       $  (3,040)
                                                    =======     =======      =======      =======      ==========       =========

(A) Amount reflects a recording of an allowance for bad debt on collection of commissions receivable. Debtor continues to assert rights of offset and other methods to effectuate collection.

(B) Amount includes a $319k credit on amounts previously paid to the Bank Group on account of its fees and expenses pursuant to the Order Authorizing Release of $5.4 million in Escrowed Funds to the Bank Group Pursuant to Stipulation dated November 9, 2000.

                                                                      SCHEDULE B

Superior National Insurance Group, Inc. in Bankruptcy
Aging of Accounts Payable and Receivable
As of December 31, 2000

Superior National Insurance Group
                                    ---------------------------------------             ----------------------------------------
                                            Non-Intercompany Accounts                              Intercompany Accounts
                                    ---------------------------------------             ----------------------------------------
                                    Accounts Payable    Accounts Receivable             Accounts Payable     Accounts Receivable
                                    ---------------------------------------             ----------------------------------------
Current Under 30 days                        317,109                 99,166                    5,345,149                 177,616[D]
Overdue 31-60 days                             7,000                 40,081                            0                   3,581
Overdue 61-90 days                           516,134                     --                            0                 143,001
Overdue 91-120 days                            7,000                     --                           --                      --
Overdue 121+ days                             25,728                 15,395                            1                 500,009
                                    ---------------------------------------             ----------------------------------------
Total                                   $    872,971           $    154,641[A]            $    5,345,151            $    824,207
                                    ---------------------------------------             ----------------------------------------

Business Insurance Group
                                    ---------------------------------------             ----------------------------------------
                                            Non-Intercompany Accounts                              Intercompany Accounts
                                    ---------------------------------------             ----------------------------------------
                                    Accounts Payable    Accounts Receivable             Accounts Payable     Accounts Receivable
                                    ---------------------------------------             ----------------------------------------
Current Under 30 days                             --                     --                           --               5,237,080[D]
Overdue 31-60 days                                --                     --                           --                      --
Overdue 61-90 days                                --                     --                           --                      --
Overdue 91-120 days                               --                     --                           --                      --
Overdue 121+ days                                 --                601,265                           --              14,963,854
                                    ---------------------------------------             ----------------------------------------
Total                                   $         --           $    601,265               $           --            $ 20,200,934
                                    ---------------------------------------             ----------------------------------------

Superior National Insurance Services
                                    ---------------------------------------             ----------------------------------------
                                            Non-Intercompany Accounts                              Intercompany Accounts
                                    ---------------------------------------             ----------------------------------------
                                    Accounts Payable    Accounts Receivable             Accounts Payable     Accounts Receivable
                                    ---------------------------------------             ----------------------------------------
Current Under 30 days                        460,628                382,094                           --                 126,524
Overdue 31-60 days                            34,359                156,488                           --                  32,445
Overdue 61-90 days                            13,605                690,714                           --                   2,421
Overdue 91-120 days                           75,766                894,035                           --                      --
Overdue 121+ days                            679,473             10,269,343                           --                 657,624
                                    ---------------------------------------             ----------------------------------------
Total                                   $  1,263,830           $ 12,392,674[B]            $           --            $    819,014
                                    ---------------------------------------             ----------------------------------------

Superior National Insurance Administrators
                                    ---------------------------------------             ----------------------------------------
                                            Non-Intercompany Accounts                              Intercompany Accounts
                                    ---------------------------------------             ----------------------------------------
                                    Accounts Payable    Accounts Receivable             Accounts Payable     Accounts Receivable
                                    ---------------------------------------             ----------------------------------------
Current Under 30 days                         52,696                     --                      196,271                      --
Overdue 31-60 days                                --                     --                       36,026                      --
Overdue 61-90 days                                --                     --                      145,423                      --
Overdue 91-120 days                            2,382                316,421                           --                      --
Overdue 121+ days                             87,407              6,060,776                      829,569                  98,383
                                    ---------------------------------------             ----------------------------------------
Total                                   $    142,484           $  6,377,198[C]            $    1,207,288            $     98,383
                                    ---------------------------------------             ----------------------------------------

Consolidated
                                    ---------------------------------------             ----------------------------------------
                                            Non-Intercompany Accounts                              Intercompany Accounts
                                    ---------------------------------------             ----------------------------------------
                                    Accounts Payable    Accounts Receivable             Accounts Payable     Accounts Receivable
                                    ---------------------------------------             ----------------------------------------
Current Under 30 days                        830,433                481,260                    5,541,420               5,541,220
Overdue 31-60 days                            41,359                196,568                       36,026                  36,026
Overdue 61-90 days                           529,739                690,714                      145,423                 145,423
Overdue 91-120 days                           85,148              1,210,457                           --                      --
Overdue 121+ days                            792,607             16,946,779                      829,570              16,219,870
                                    ---------------------------------------             ----------------------------------------
Total                                   $  2,279,286           $ 19,525,778               $    6,552,439            $ 21,942,538
                                    ---------------------------------------             ----------------------------------------

[A] Amounts in accounts payable do not include interest due and accrued on bank loan and Trust Preferred Securities.

[B] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of commissions receivable, In which the Debtor continues to assert rights of offset and other methods to effectuate collection.

[C] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of claims administration fee, In which the Debtor continues to assert rights of offset and other methods to effectuate collection.

[D] Amounts include a payment of $5.4 million pursuant to an Order Authorizing Release of Escrowed Funds to the Bank Group Pursuant to Stipulation dated November 9, 2000. The $5.4 million was paid from BIG for interest expense accrued on SNIG.

SCHEDULE C
DECEMBER 31, 2000

SNIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Post-Petition
                                                 Frequency of                                                Payments Not Made
                                                 Payments per     Amount of                               -------------------------
Creditor/Lessor                                 Lease/Contract   Each Payment         Next Payment Due        Number         Amount
-----------------------------------------------------------------------------------------------------------------------------------
BancBoston Leasing Inc./Fleet Capital Leasing      Monthly       $235,337.00             See Note C             1      $ 235,337.00
Citizens Leasing Corporation                       Monthly       See BIG's schedule for details
Dell Financial Services                            Monthly       $  8,931.85             See Note D             3      $  26,795.55
IKON Office Solutions, Inc. / IOS Capital          Monthly       $  1,395.65             See Note D             4      $   5,582.60
Neopost                                            Monthly       $    858.80             See Note C             2      $     919.20
Neopost                                           Quarterly      $    167.07             See Note C            None    $         --
Pitney Bowes Credit Corp.                          Monthly       $  4,810.67             See Note D             3      $   7,654.08
Pitney Bowes Credit Corp.                         Quarterly      $  7,394.15             See Note D             2      $   8,906.68
Sharp Electronics Credit Co.                       Monthly       $    699.04             See Note C             3      $   1,050.99
Stringer business Systems Inc.                     Monthly       $  2,163.51*            See Note D             4      $   1,815.25*
Toshiba America Information Sys.                   Monthly       $  8,170.39             See Note D             4      $  30,112.65
Kilroy Realty Corp.                                Monthly       $153,583.82             See Note E            None    $         --
Tiger Ventura County / c/o Sares-Regis Group       Monthly       $ 16,795.17       1/1/2001 - See Note A        3      $  50,385.51
Equity Office Properties (Chicago, IL)             Monthly       $ 20,026.42       1/1/2001 - See Note A        4      $  80,105.68
Bemiston Tower, Inc./PM Realty Advisor             Monthly       $  5,343.67       1/1/2001 - See Note A        4      $  21,374.68
Trizec Kahn Properties                             Monthly       $226,076.40             1/01/2001              1      $ 226,076.40
Bettman Real Estate Management                     Monthly       $  1,932.33             1/01/2001          See Note B
MCLT LDB-7 Landmark Square                         Monthly       $  1,024.85       1/1/2001 - See Note A        4      $   4,099.40
Insignia ESG Inc. - Biltmore Co.                   Monthly       $ 12,437.51       1/1/2001 - See Note A        4      $  49,750.04
Equity Office Properties (Texas)                   Monthly       $  3,942.39       1/1/2001 - See Note A        4      $  15,769.56
-----------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

* Monthly payment is based on number of copies made for the previous month, therefore payment varies each month.

Note A: Notice of abandonment of lease was mailed to the landlord to inform the landlord that the Debtor is abandoning the premises and relinquishing all rights of possession.

Note B: Per the CLO, they have discontinued paying the lease as of 4/2000 and Superior has not occupied this office for a number of months.

Note C: The Debtors filed a motion with the Bankruptcy Court on January 19, 2001 requesting the Court for an order authorizing rejection of certain personal property leases, as these leases are of no benefit to the estate. The motion was granted on February 14, 2001.

Note D: These leases were withdrawn from the motion filed on January 19, 2001 based upon the representation that the CLO will remain current on all monetary obligations under the leases until the Debtors receive instruction from the CLO on the assumption or rejection of these leases by April 15, 2001.

Note E: An order was signed by the Bankruptcy Court on January 10, 2001 to approve the assumption and assignment of this lease by the Department of Insurance. The Debtors are absolved of any liability in respect to this lease incurring after January 10, 2001.

BIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
Citizens Leasing Corporation              Monthly        $206,798.28              See Note D                    1        $206,798.28
Dell Financial Services                   Monthly        $ 52,321.29              See Note E                    4        $113,470.15
Principal Management Corporation
 / GCI CAPITAL, INC.                      Monthly        $ 30,827.28              See Note D                    1        $ 30,827.28
Mack Cali Realty / 500 Columbia Tpk
 Assoc., LLC                              Monthly        $  9,245.77          1/1/2001 - See Note A             4        $ 36,983.08
Transwestern CG Partner LLP / c/o
 Transwestern Property Co.                Monthly        $  5,908.75          1/1/2001 - See Note A             4        $ 23,635.00
SP Environmental Systems / Union Pacific
 Railroad Co.                             Monthly        $ 12,465.16          1/1/2001 - See Note A             4        $ 49,860.64
Kaiser-Francis Oil Company / c/o
 Realty Operating Company                 Monthly        $  3,778.00          1/1/2001 - See Note A             4        $ 15,112.00
Zodiac Development                        Monthly        $  9,454.31                1/1/2001                    3        $ 28,362.93
Koger Realty Services Inc.
 (Brentwood, TN)                          Monthly        $  2,418.60                1/1/2001             See Note A & B
Koger Realty Services Inc.
 (San Diego, CA)                          Monthly        $ 26,600.89          1/1/2001 - See Note A             4        $106,403.56
Prospect Park 29 NTL Income Realty /
 c/o PCS Realty Advisors                  Monthly        $ 65,255.36               See Note F                  None      $
Colonial Property Trust                   Monthly        $  5,433.98                1/1/2001               See Note C
Fults Realty Corporation                  Monthly        $ 15,362.95                1/1/2001               See Note B
Woodland III Holding, LLC / c/o
 Wasatch Property Management              Monthly        $ 12,940.15                1/1/2001               See Note C
------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

Note A: Notice of abandonment of lease was mailed to the landlord to inform the landlord that the Debtor is abandoning the premises and relinquishing all rights of possession.

Note B: Per the CLO, they are in the process of moving and/or selling the furniture & fixtures at this location and expect to vacate this premise by the end of 11/2000. The CLO has discontinued paying rent for this lease as of 7/2000.

Note C: Per the CLO, they have discontinued paying the lease as of 4/2000 and Superior has not occupied this office for a number of months.

Note D: The Debtors filed a motion with the Bankruptcy Court on January 19, 2001 requesting the Court for an order authorizing rejection of certain personal property leases, as these leases are of no benefit to the estate. The motion was granted on February 14, 2001.

Note E: This lease was withdrawn from the motion filed on January 19, 2001 based upon the representation that the CLO will remain current on all monetary obligations under the lease until the Debtors receive instruction from the CLO on the assumption or rejection of this lease by April 15, 2001.

Note F: An order was signed by the Bankruptcy Court on January 10, 2001 to approve the assumption and assignment of this lease by the Department of Insurance. The Debtors are absolved of any liability in respect to this lease incurring after January 10, 2001.

SNIA

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
NONE

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
NONE

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

Superior National Insurance Group, Inc. in Bankruptcy                 SCHEDULE D
Debtor in Possession
Insurance Coverage
As of December 31, 2000

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Amount of    Policy       Premium Paid
State          Carrier                  Agent                                    Coverage    Exp. Date       Thru Date
-----------------------------------------------------------------------------------------------------------------------------
Arizona        Liberty Mutual Group     Di Buduo & De Fendis                     Statutory   12-Jul-01      12-Jul-01
Arkansas       Liberty Mutual Group     Di Buduo & De Fendis                     Statutory   12-Jul-01      12-Jul-01
California     State Compensation
                Insurance Fund          Di Buduo & De Fendis                     Statutory   01-Jun-01      01-Jun-01
Colorado       Pinnacol Assurance       Di Buduo & De Fendis                     Statutory   01-Jun-01      01-Jun-01
Georgia        Liberty Mutual Group     Di Buduo & De Fendis                     Statutory   12-Jul-01      12-Jul-01
Illinois       Liberty Mutual Group     Di Buduo & De Fendis                     Statutory   12-Jul-01      12-Jul-01
Kansas         Travelers Insurance      Di Buduo & De Fendis                     Statutory   11-Aug-01      11-Aug-01
                Company
Missouri       Travelers Property &
                Casualty                Di Buduo & De Fendis                     Statutory   02-Jun-01      02-Jun-01
New Jersey     Granite State Insurance
                Company                 Di Buduo & De Fendis                     Statutory   02-Jun-01      02-Jun-01
Oklahoma       State Insurance Fund     Di Buduo & De Fendis                     Statutory   15-Nov-01      15-Nov-01
Pennsylvania   State Workrmen's
                Insurance Fund          Di Buduo & De Fendis                     Statutory   03-Jun-01      03-Jun-01
Texas          Texas W/C Insurance
                Fund                    Di Buduo & De Fendis                     Statutory   18-Jul-01      18-Jul-01

Note 1: The policies for Florida, Indiana, Louisiana, New Mexico, New York, Oregon, Tennessee, Utah, and Wisconsin were all requested to be cancelled in December 2000.

Note 2: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA, and SNIS.

Note 3: The policies for Arkansas, Arizona, Georgia, & Illinois are all covered on one policy, which is inforce, even though AR & GA offices are closed.

December 31, 2000                                                     Schedule E

                                                                                                         Policy Exp.  Premium paid
Company                   Agent               Type of Insurance                Amount of Coverage             Date       thru date
-------                   -----               -----------------                ------------------          -----------   -----------
SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial General Liability
                                               Package
                                               General Liability               $1 million per occurrence   11/13/2001    11/13/2001
                                                                               $2 million aggregate
                                                                               excluded
                                               Advertising Injury              $1 million
                                               Employee Benefit Liability      $1 million per claim
                                                                               $2 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Automobile
                                               Liability                       $1 million                   11/13/2001    11/13/2001
                                               Medical                         $5,000
                                               Uninsured Motorist              $500,000
                                               Physical Damage                 Actual value less $500
                                                                                deductible

SNIG, BIG, SNIS, & SNIA   Carpenter Moore     Directors & Officers (run-off)
                                               Reliance                        $5,000,000                   5/1/2003      5/1/2003
                                               Lloyd's of London               $5,000,000 xs $5,000,000
                                               Gulf Insurance Company          $10,000,000 xs $10,000,000
                                               Executive Risk Indeminity       $10,000,000 xs $20,000,000
                                               Philadelphia Indemnity          $10,000,000 xs $30,000,000

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Employer Practice Liability      $1 million per loss          12/10/2001    12/10/2001
                                                                               & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Fiduciary Liability              $5 million per loss          12/10/2001    12/10/2001
                                                                               & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial Umbrella              $10 million per occurrence   11/13/2001    11/13/2001
                                                                               $10 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Excess Liability                 $10 million per occurrence   11/13/2001    11/13/2001
                                                                               $10 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Accident Policy (Life/Travel)    $1 million to $3 million     01/15/2002    01/15/2002
                                                                               (depends on rank of
                                                                               officer)

BIG only                  DiBudio & DeFendis  Professional Liability Run Off   $10 million per loss         12/10/2004    12/10/2004
                                              BIG companies only/acts b/f      & in the aggregate
                                              12/10/99
                                              * $500,000 deductible

Note: The Debtor is currently in the process of obtaining coverage on the following policies that expired on 12/10/2000 and 1/22/2001 (Fidelity Bond, Professional Liability Run off - SNIG only and Difference in Condition)

SCHEDULE F
AUGUST 31, 2000

SNIG, BIG, SNIS, SNIA

----------------------------------------------------------------------------------------------------------------------
                                                            Type                                        Post-Petition
                Name of Professional                    Professional                                    Unpaid Total*
----------------------------------------------------------------------------------------------------------------------
Paul, Weiss, Rifkind, Wharton & Garrison        Legal fees                                              $62,562 See Note A
Tillinghast-Towers, Perrin                      Actuaries                                               $32,261 See Note A
Latham & Watkins                                Counsel for Official Committee of Unsecured Creditors   $52,542 See Note A
----------------------------------------------------------------------------------------------------------------------

* Unpaid amount is through 9/30/00.

Note A - All fees were approved for payment by the Bankruptcy Court in December 2000 and subsequently paid in January 2001.